July 14, 1999

                         SUPPLEMENT TO THE PROSPECTUS OF
                               PIONEER GOLD SHARES
                               DATED MARCH 1, 1999


At a meeting on July 6, 1999, the trustees of the fund approved a plan of liquidation. The liquidation will occur as of October 29, 1999 (liquidation date). The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section.

BUYING, EXCHANGING AND SELLING SHARES

BUYING
BUYING SHARES
Effective August 2, 1999 through the liquidation date, the fund will not accept requests to purchase shares of the fund, exchange into the fund or establish new accounts in the fund, except as follows:
[bullet] The fund may establish new accounts for, and accept additional investments from, employer-sponsored retirement plan accounts
[bullet] The fund will continue to sell shares to citizens of Germany, Austria and Switzerland as legally required to maintain its registration in those countries.
[bullet] The fund will allow transfers in connection with re-registration of existing accounts
[bullet] The fund will permit purchases through established government allotment, payroll deduction, Pioneer Investomatic and other similar automatic investment plans.

SALES CHARGES
If, on or after July 14, 1999, you choose to redeem shares that that were purchased after January 1, 1999, the distributor will rebate all front-end sales charges paid on those shares.

If, on or after July 14, 1999, you choose to redeem shares that are subject to a contingent deferred sales charge, the distributor will waive any applicable contingent deferred sales charge.





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                                             (C) Pioneer Funds Distributor, Inc.